As filed with the Securities and Exchange Commission
on February 1, 2011
Registration No. 333-170925

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 1	[X]

Fidelity Concord Street Trust
(Exact Name of Registrant as Specified in Charter)

Registrant's Telephone Number (617) 563-7000

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Scott C. Goebel, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(X)	immediately upon filing pursuant to paragraph (b).
( )	on ( ) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(photo_of_James_C_Curvey)

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Congress Street Fund

Fidelity Exchange Fund

Dear Shareholder:

A special meeting of shareholders of each of the Fidelity funds mentioned above will be held on March 15, 2011. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund(s) you own. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees of each fund. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe each proposal is in the interests of shareholders. They recommend that you vote for the proposal affecting the fund(s) you own.

The following Q&A is provided to assist you in understanding the proposal for each fund. The proposals are described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Depending on which of the two funds you own, you are being asked to vote on either a merger between Fidelity Congress Street Fund and Spartan® 500 Index Fund or a merger between Fidelity Exchange Fund and Spartan® 500 Index Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of the acquired fund (Fidelity Congress Street Fund or Fidelity Exchange Fund, as applicable) to Spartan® 500 Index Fund in exchange solely for shares of beneficial interest of Spartan® 500 Index Fund and the assumption by Spartan® 500 Index Fund of the acquired fund's liabilities. Spartan® 500 Index Fund shares then will be distributed to shareholders of the acquired fund following liquidation of the acquired fund.

Has the fund's Board of Trustees approved both merger proposals?

Yes. Each fund's Board of Trustees has unanimously approved these proposals and recommends that you vote to approve the applicable merger. It will not be necessary for both mergers to be approved for either one of them to occur.

What are the reasons for, and advantages of, the proposed merger?

Fidelity Congress Street Fund and Fidelity Exchange Fund are self-liquidating by design, in that they have allowed redemptions but not new purchases ever since their initial subscription periods closed more than 30 years ago.  As shareholders have gradually redeemed over the years, the remaining shareholders owned a larger and larger proportion of each fund. While this has not been problematic to date, the situation creates the potential for future disruption, so Fidelity believes it is time to merge each fund into a similar fund.

The proposed mergers would provide each fund's shareholders with a new portfolio containing holdings with similar overall characteristics to their existing investment. However the resulting portfolio would be much larger and have lower expenses. If the mergers are approved, shareholders from each fund are expected to benefit from a decrease of approximately 0.43% in net expenses (from 0.50% for each fund currently to 0.07% for Spartan® 500 Index Fund - Advantage Class).

In addition, Fidelity Congress Street Fund and Fidelity Exchange Fund shareholders would also benefit by having a more convenient, timely and cost-effective redemption process as Fidelity Congress Street Fund and Fidelity Exchange Fund typically pay redemption proceeds in kind (i.e., in securities), whereas Spartan® 500 Index Fund typically pays cash.

Do the funds being merged have similar investment objectives and policies?

The funds have some differences in their investment objectives and strategies, as described in the proxy statement. Unlike Fidelity Congress Street Fund and Fidelity Exchange Fund, the Spartan® 500 Index Fund is not, by design, sensitive to the potential impact of federal income tax on shareholders' investment returns. However, as an index fund, Spartan 500 Index Fund has historically tended to have low portfolio turnover and therefore low capital gains distributions.

Who is the fund manager for Spartan® 500 Index Fund?

Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC, sub-adviser to Spartan® 500 Index Fund, chooses the fund's investments and places orders to buy and sell the fund's investments. Jeffrey Adams is lead portfolio manager of Spartan® 500 Index Fund, and has been a senior portfolio manager with Geode since September 2003. Lou Bottari, Maximilian Kaufmann, Bobe Simon, and Patrick Waddell are portfolio managers of the fund.

Who bears the expenses associated with the merger?

Typically in the case of merger proposals, shareholders of the acquired fund bear the merger-related costs. However, in this case, FMR will bear the non-investments related costs of the reorganizations as a result of the voluntary expense caps already in place for Fidelity Congress Street and Fidelity Exchange Funds.

How will you determine the number of shares of Spartan® 500 Index Fund that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated Closing Date is April 15, 2011.

Is the merger considered a taxable event to shareholders for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the merger will not result in any gain or loss for federal income tax purposes to the shareholders of either fund.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your Shareholder Meeting (March 15, 2011), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders of each fund do not approve the proposal, FMR and the Board of Trustees may consider other proposals for Reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board of each fund consists of 10 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and eight "Independent" trustees on each fund's board. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King & Co., Inc. is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is January 18, 2011.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxycard(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

EXCON-pxl-1210
1.923283.100

FIDELITY® CONGRESS STREET FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8544

FIDELITY EXCHANGE FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8544

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To the Shareholders of Fidelity Congress Street Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Fidelity Congress Street Fund (the Congress Street Meeting) will be held at an office of Fidelity Congress Street Fund, 245 Summer Street, Boston, Massachusetts 02210 on March 15, 2011 at 9:00 a.m. Eastern Time (ET). The purpose of the Congress Street Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before such Meeting or any adjournments thereof.

(1) To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Congress Street Fund to Spartan® 500 Index Fund in exchange solely for shares of beneficial interest of Spartan 500 Index Fund and the assumption by Spartan 500 Index Fund of Fidelity Congress Street Fund's liabilities, in complete liquidation of Fidelity Congress Street Fund.

To the Shareholders of Fidelity Exchange Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Fidelity Exchange Fund (the Exchange Meeting) will be held at an office of Fidelity Exchange Fund, 245 Summer Street, Boston, Massachusetts 02210 on March 15, 2011 at 9:00 a.m. Eastern Time (ET). The purpose of the Exchange Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before such Meeting or any adjournments thereof.

(2) To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Exchange Fund to Spartan 500 Index Fund in exchange solely for shares of beneficial interest of Spartan 500 Index Fund and the assumption by Spartan 500 Index Fund of Fidelity Exchange Fund's liabilities, in complete liquidation of Fidelity Exchange Fund.

The Boards of Trustees have fixed the close of business on January 18, 2011 as the record date for the determination of the shareholders of each of Fidelity Congress Street Fund and Fidelity Exchange Fund entitled to notice of, and to vote at, the Congress Street Meeting and the Exchange Meeting, respectively, and any adjournments thereof.

By order of the Boards of Trustees,
SCOTT C. GOEBEL, Secretary

February 1, 2011

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend a fund's meeting in person. Any shareholder who does not expect to attend a meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR
THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

FIDELITY CONGRESS STREET FUND	FIDELITY EXCHANGE FUND

SPARTAN 500 INDEX FUND
A SERIES OF
FIDELITY CONCORD STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8544

PROXY STATEMENT AND PROSPECTUS
FEBRUARY 1, 2011

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Fidelity Congress Street Fund and Fidelity Exchange Fund, in connection with a solicitation of proxies made by, and on behalf of, the trusts' Boards of Trustees to be used at the Special Meeting of Shareholders of Fidelity Congress Street Fund (the Congress Street Meeting) and the Special Meeting of Shareholders of Fidelity Exchange Fund (the Exchange Meeting) and at any adjournments thereof (together, the Meetings), to be held on March 15, 2011 at 9:00 a.m. Eastern Time (ET), at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts and Fidelity Management & Research Company (FMR), each fund's investment adviser.

As more fully described in the Proxy Statement, shareholders of Fidelity Congress Street Fund are being asked to consider and vote on an Agreement and Plan of Reorganization relating to the proposed acquisition of Fidelity Congress Street Fund by Spartan 500 Index Fund (Proposal 1) and shareholders of Fidelity Exchange Fund are being asked to consider and vote on an Agreement and Plan of Reorganization relating to the proposed acquisition of Fidelity Exchange Fund by Spartan 500 Index Fund (Proposal 2).

The transactions contemplated by each Agreement and Plan of Reorganization (Agreement) are referred to as a Reorganization and, together, the Reorganizations. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to occur.

If the Agreement relating to your fund is approved by fund shareholders and the related Reorganization occurs, you will become a shareholder of Spartan 500 Index Fund. Your fund will transfer all of its assets and liabilities to Spartan 500 Index Fund in exchange solely for shares of beneficial interest of Spartan 500 Index Fund and the assumption by Spartan 500 Index Fund of your fund's liabilities. Spartan 500 Index Fund is composed of Fidelity Advantage® Class shares and Investor Class shares. Unless indicated otherwise, the term "shares," as it relates to Spartan 500 Index Fund, refers to Fidelity Advantage Class shares. The total value of your fund holdings will not change as a result of the Reorganizations. The Reorganizations are currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on April 15, 2011, or such other time and date as the parties to the respective Agreement may agree (the Closing Date).

Spartan 500 Index Fund, an equity index fund, is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Spartan 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. Spartan 500 Index Fund seeks to achieve its investment objective by normally investing at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and the accompanying proxy card are first being mailed on or about February 1, 2011. The Proxy Statement sets forth concisely the information about each Reorganization and Spartan 500 Index Fund that shareholders should know before voting on the proposed Reorganizations. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

(i) the Statement of Additional Information dated February 1, 2011, relating to this Proxy Statement;

(ii) the Prospectus for Spartan 500 Index Fund dated April 29, 2010 and supplemented February 1, 2011, relating to Investor Class and Fidelity Advantage Class shares, a copy of which accompanies this Proxy Statement;

(iii) the Statement of Additional Information for Spartan 500 Index Fund dated April 29, 2010 and supplemented February 1, 2011, relating to Investor Class and Fidelity Advantage Class shares;

(iv) Part A of the Registration Statement for Fidelity Congress Street Fund dated February 26, 2010;

(v) Part B of the Registration Statement: Statement of Additional Information for Fidelity Congress Street Fund dated February 26, 2010;

(vi) Part A of the Registration Statement for Fidelity Exchange Fund dated February 26, 2010; and

(vii) Part B of the Registration Statement: Statement of Additional Information for Fidelity Exchange Fund dated February 26, 2010.

You can obtain copies of the funds' current Prospectus (or Part A), Statement of Additional Information (or Part B), or annual or semiannual reports without charge by calling 1-800-544-8544 or, in the case of Spartan 500 Index Fund, by contacting Fidelity Concord Street Trust at Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, Massachusetts 02109.

Fidelity Congress Street Fund, Fidelity Exchange Fund and Fidelity Concord Street Trust are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549, the SEC's Northeast Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022, and the SEC's Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Synopsis	<Click Here>
Comparison of Principal Risk Factors	<Click Here>
The Proposed Transactions	<Click Here>
Additional Information about the Funds	<Click Here>
Voting Information	<Click Here>
Miscellaneous	<Click Here>
Exhibit 1. Form of Agreement and Plan of Reorganization	<Click Here>
Attachment 1. Additional Capitalization Table Information	<Click Here>

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in each Agreement, and/or in Part A and Part B of the Registration Statements of Fidelity Congress Street Fund and Fidelity Exchange Fund, as applicable, or the Prospectus and Statement of Additional Information of Spartan 500 Index Fund, each of which is incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Spartan 500 Index Fund carefully for more complete information.

What proposal am I being asked to vote on?

Shareholders of Fidelity Congress Street Fund are being asked to vote on Proposal 1. As more fully described in Proposal 1 below, shareholders of Fidelity Congress Street Fund are being asked to approve the Agreement relating to the proposed acquisition of Fidelity Congress Street Fund by Spartan 500 Index Fund.

Shareholders of Fidelity Exchange Fund are being asked to vote on Proposal 2. As more fully described in Proposal 2 below, shareholders of Fidelity Exchange Fund are being asked to approve the Agreement relating to the proposed acquisition of Fidelity Exchange Fund by Spartan 500 Index Fund.

Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to occur.

Shareholders of record as of the close of business on January 18, 2011 will be entitled to vote at their respective Meeting.

If the Agreement relating to your fund is approved by fund shareholders and the related Reorganization occurs, you will become a shareholder of Spartan 500 Index Fund. Your fund will transfer all of its assets and liabilities to Spartan 500 Index Fund in exchange solely for shares of beneficial interest of Spartan 500 Index Fund and the assumption by Spartan 500 Index Fund of your fund's liabilities. Each shareholder will receive shares of Fidelity Advantage Class of Spartan 500 Index Fund. Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, shareholders of Fidelity Congress Street Fund please refer to the section entitled "The Proposed Transactions - Proposal 1 - Agreement and Plan of Reorganization." For more information, shareholders of Fidelity Exchange Fund please refer to the section entitled "The Proposed Transactions - Proposal 2 - Agreement and Plan of Reorganization."

Has the Board of Trustees approved the proposal?

Yes. Each fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that you vote in favor of your fund's Reorganization by approving your fund's Agreement.

What are the reasons for the proposal?

The funds have been closed to new investors and additional investments by existing shareholders (other than reinvestment of dividend and capital gain distributions) since their initial subscription periods ended more than 30 years ago. As shareholders in each fund have gradually redeemed over the years, the remaining shareholders own a larger percentage of each fund. Currently, each fund has fewer than 250 shareholders remaining, and a fairly large percentage of each fund is owned by a handful of individuals. While this has not been problematic to date, FMR, as manager, believes this situation could create the potential for future disruption.

The Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund's Reorganization by approving your fund's Agreement:

- The Reorganization will eliminate a smaller fund through a tax-free exchange into a larger fund with lower expenses.

- Shareholders are expected to benefit from a decrease in net expenses of approximately 0.43% (from 0.50% for each fund currently to 0.07% for Spartan 500 Index Fund - Advantage Class).

- Shareholders will be invested in a larger, diversified portfolio of common stocks that comprise the S&P 500 Index.

- Instead of receiving securities in kind as shareholders of Fidelity Congress Street Fund and Fidelity Exchange Fund would currently, Spartan 500 Index Fund shareholders typically receive redemption proceeds in cash.

For more information, shareholders of Fidelity Congress Street Fund please refer to the section entitled "The Proposed Transactions - Proposal 1 - Reasons for the Reorganization." For more information, shareholders of Fidelity Exchange Fund please refer to the section entitled "The Proposed Transactions - Proposal 2 - Reasons for the Reorganization."

How will you determine the number of shares of Spartan 500 Index Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of your fund's Reorganization.

As provided in the Agreement relating to Proposal 1, Fidelity Congress Street Fund will distribute shares of Spartan 500 Index Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Spartan 500 Index Fund equal in value to the net asset value of shares of Fidelity Congress Street Fund held by such shareholder on the Closing Date.

As provided in the Agreement relating to Proposal 2, Fidelity Exchange Fund will distribute shares of Spartan 500 Index Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Spartan 500 Index Fund equal in value to the net asset value of shares of Fidelity Exchange Fund held by such shareholder on the Closing Date.

For more information, shareholders of Fidelity Congress Street Fund please refer to the section entitled "The Proposed Transactions - Proposal 1 - Agreement and Plan of Reorganization." For more information, shareholders of Fidelity Exchange Fund please refer to the section entitled "The Proposed Transactions - Proposal 2 - Agreement and Plan of Reorganization."

What class of shares of Spartan 500 Index Fund will I receive?

You will receive Fidelity Advantage Class shares of Spartan 500 Index Fund.

Are the Reorganizations considered taxable events for federal income tax purposes?

No. Each of Fidelity Congress Street Fund and Fidelity Exchange Fund will receive an opinion of counsel that its Reorganization will not result in any gain or loss for federal income tax purposes either to such fund, or Spartan 500 Index Fund or to the shareholders of either fund, except that Fidelity Congress Street Fund and Fidelity Exchange Fund may recognize gain or loss with respect to any assets that are subject to "mark-to-market" tax accounting. Because neither fund currently owns any assets that are subject to "mark-to-market" tax accounting, it is expected that neither Reorganization will result in any gain or loss for federal income tax purposes.

Fidelity Exchange Fund currently holds one stock that is not a component of the S&P 500. Fidelity Exchange Fund is expected to sell that stock prior to the Reorganization and realize some capital gain on that sale. In addition, Fidelity Congress Street Fund and/or Fidelity Exchange Fund may sell other securities in order to reposition a portion of its portfolio in anticipation of the Reorganizations. Any net capital gains realized by a fund on those sales will be distributed to shareholders as taxable distributions.

For more information, shareholders of Fidelity Congress Street Fund please refer to the section entitled "The Proposed Transactions - Proposal 1 - Federal Income Tax Considerations." For more information, shareholders of Fidelity Exchange Fund please refer to the section entitled "The Proposed Transactions - Proposal 2 - Federal Income Tax Considerations."

How do the funds' investment objectives, strategies, policies, and limitations compare?

Fidelity Congress Street Fund and Spartan 500 Index Fund have some differences between investment objectives and strategies, of which you should be aware. The following compares the investment objectives and principal investment strategies of Fidelity Congress Street Fund and Spartan 500 Index Fund:

Fidelity Congress Street Fund	Spartan 500 Index Fund
Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)
Fidelity Congress Street Fund seeks long-term growth of capital and income.

Spartan 500 Index Fund seeks seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Principal Investment Strategies	Principal Investment Strategies
Normally investing in equity securities.	Normally investing at least 80% of assets in the S&P 500 Index, which broadly represents the performance of common stocks publicly traded in the United States.
No corresponding strategy.	May select another index if deemed more representative of the performance of U.S. common stocks (subject to shareholder approval and 30 days' notice).
May invest in securities of foreign issuers in addition to securities of domestic issuers.	No corresponding strategy.
Managed using an investment strategy that is sensitive to the potential impact of federal income tax on shareholders' investment returns.	No corresponding strategy.
Investing for the long term by selecting securities believed to offer strong opportunities for long-term growth of capital that are attractively valued.	No corresponding strategy.
Considering the negative tax impact of realized capital gains (and the positive tax impact of realizing capital losses) when deciding whether to sell securities.	No corresponding strategy.
May lend securities to broker-dealers or other institutions to earn income for the fund.	Same strategy.

Fidelity Exchange Fund and Spartan 500 Index Fund have some differences between investment objectives and strategies, of which you should be aware. The following compares the investment objectives and principal investment strategies of Fidelity Exchange Fund and Spartan 500 Index Fund:

Fidelity Exchange Fund	Spartan 500 Index Fund
Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)
Fidelity Exchange Fund seeks long-term growth of capital.

Spartan 500 Index Fund seeks seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Principal Investment Strategies	Principal Investment Strategies
Normally investing in equity securities.	Normally investing at least 80% of assets in the S&P 500 Index, which broadly represents the performance of common stocks publicly traded in the United States.
No corresponding strategy.	May select another index if deemed more representative of the performance of U.S. common stocks (subject to shareholder approval and 30 days' notice).
May invest in securities of foreign issuers in addition to securities of domestic issuers.	No corresponding strategy.
Managed using an investment strategy that is sensitive to the potential impact of federal income tax on shareholders' investment returns.	No corresponding strategy.
Investing for the long term by selecting securities believed to offer strong opportunities for long-term growth of capital that are attractively valued.	No corresponding strategy.
Considering the negative tax impact of realized capital gains (and the positive tax impact of realizing capital losses) when deciding whether to sell securities.	No corresponding strategy.
May lend securities to broker-dealers or other institutions to earn income for the fund.	Same strategy.

For a comparison of the principal risks associated with the funds' principal investment strategies, please refer to the section entitled "Comparison of Principal Risk Factors."

Although the funds have similar investment policies and limitations, there are some differences of which you should be aware. The following summarizes the investment policy and limitation differences between Fidelity Congress Street Fund and Spartan 500 Index Fund:

Fidelity Congress Street Fund	Spartan 500 Index Fund
Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations (subject to change only by shareholder vote)

Diversification. The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Diversification. The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans. The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Loans. The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

No corresponding fundamental policy or limitation.

Pooled Funds. The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

Loans. The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

Loans. The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

No corresponding non-fundamental policy or limitation.

Pooled Funds. The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Although the funds have similar investment policies and limitations, there are some differences of which you should be aware. The following summarizes the investment policy and limitation differences between Fidelity Exchange Fund and Spartan 500 Index Fund:

Fidelity Exchange Fund	Spartan 500 Index Fund
Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations(subject to change only by shareholder vote)

Diversification. The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Diversification. The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans. The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Loans. The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

No corresponding fundamental policy or limitation.

Pooled Funds. The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

Loans. The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

Loans. The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

No corresponding non-fundamental policy or limitation.

Pooled Funds. The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Except as noted above, the funds have the same investment policies and limitations, including fundamental investment policies and limitations.

For more information about the funds' investment objectives, strategies, policies, and limitations, please refer to the "Investment Details" section of each fund's Prospectus (or Part A), and to the "Investment Policies and Limitations" section of each fund's Statement of Additional Information (or Part B), each of which is incorporated herein by reference.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Spartan 500 Index Fund.

How do the funds' management, expense limitation, and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Fidelity Congress Street Fund, Fidelity Exchange Fund, and Spartan 500 Index Fund:

Management of the Funds

The principal business address of Fidelity Management & Research Company (FMR), each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.

As the manager, FMR has overall responsibility for handling each fund's business affairs. For Fidelity Congress Street Fund and Fidelity Exchange Fund, FMR also has overall responsibility for directing the fund's investments. As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

FMRC serves as sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each of Fidelity Congress Street Fund and Fidelity Exchange Fund. FMRC may provide investment advisory services for Spartan 500 Index Fund. As of December 31, 2009, FMRC had approximately $582.3 billion in discretionary assets under management.


Geode, located at One Post Office Square, Boston, Massachusetts 02109, is also a sub-adviser to Spartan 500 Index Fund. Geode chooses the fund's investments and places orders to buy and sell the fund's investments. As of February 26, 2010, Geode had approximately $71.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), located at 82 Devonshire Street, Boston, Massachusetts 02109 previously was a sub-adviser to Fidelity Congress Street Fund and Fidelity Exchange Fund but the general research services agreement with FRAC has been terminated on behalf of each fund and is no longer in effect.

Myra Wonisch Tucker is manager of Fidelity Congress Street Fund and Fidelity Exchange Fund, which she has managed since September 2007. She also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Ms. Tucker has worked as an analyst and portfolio manager.

Jeffrey Adams is lead portfolio manager of Spartan 500 Index Fund. Lou Bottari, Maximilian Kaufmann, Bobe Simon, and Patrick Waddell are portfolio managers of the fund.

Jeffrey Adams has been a senior portfolio manager with Geode since September 2003. He has served as a lead portfolio manager of the fund since January 2004, as well as for other registered investment companies. Mr. Adams has oversight responsibility for all index funds managed by Geode and is responsible for quantitative research and new product development. Mr. Adams was employed by State Street Global Advisors from June 1989 to June 2003 where he served as a portfolio manager for over seven years before joining Geode.

Lou Bottari has been a portfolio manager with Geode since July 2010. He has served as a portfolio manager of the fund since July 2010. Prior to July 2010, Mr. Bottari was an assistant portfolio manager with Geode since May 2008, and an assistant portfolio manager of the fund since January 2009. He also manages other registered investment companies. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity Investments in 1991 and served as an assistant portfolio manager with Pyramis Global Advisors from 2005 to 2008.

Maximilian Kaufmann has been a portfolio manager with Geode since August 2009. He has served as a portfolio manager of the fund since December 2009, as well as for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Kaufmann is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Kaufmann was a Senior Vice President at PanAgora Asset Management from 2003 to 2007 and Lazard Asset Management from 2007 to 2009.

Bobe Simon has been a portfolio manager with Geode since April 2005. He has served as a portfolio manager of the fund since May 2005, as well as for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005.

Patrick Waddell has been a portfolio manager with Geode since July 2006. He has served as a portfolio manager of the fund since July 2006, as well as for other registered investment companies. Prior to July 2006, Mr. Waddell was an assistant portfolio manager with Geode since 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity from December 1997 to February 2004 where he worked as a senior portfolio assistant for over two years.


For information about the compensation of, any other accounts managed by, and any fund shares held by Ms. Tucker and Messrs. Adams, Bottari, Kaufmann, Simon, and Waddell, please refer to the "Management Contracts" section of each fund's Statements of Additional Information (or Part B), each of which is incorporated herein by reference.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. FMR pays FMRC and/or Geode, as applicable, for providing sub-advisory services.

Effective February 1, 2011, Spartan 500 Index Fund pays FMR a management fee at an annual rate of 0.025% of the fund's average net assets. Previously, Spartan 500 Index Fund paid FMR a management fee at an annual rate of 0.07% of the fund's average net assets. Under Spartan 500 Index Fund's management contract, FMR is responsible for paying the fund's operating expenses, with certain exceptions.

In contrast, under Fidelity Congress Street Fund's and Fidelity Exchange Fund's management contracts, each fund pays its management fee and other operating expenses separately. Fidelity Congress Street Fund and Fidelity Exchange Fund pay FMR a management fee calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase. The individual fund fee rate for each fund is 0.15% of its average net assets. For the fiscal year ended December 31, 2009, each of Fidelity Congress Street Fund's and Fidelity Exchange Fund's total management fee was 0.41% of the fund's average net assets.

For more information about fund management, please refer to the "Fund Management" section of each fund's Prospectus (or Part A), and to the "Control of Investment Advisers" and "Management Contract" sections of each fund's Statement of Additional Information (or Part B), each of which is incorporated herein by reference.

Expense Limitation and Reimbursement Arrangements

FMR has voluntarily agreed to reimburse each of Fidelity Congress Street Fund and Fidelity Exchange Fund to the extent that its total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) as a percentage of its average net assets exceed 0.50%. These arrangements may be discontinued by FMR at any time.

FMR and Spartan 500 Index Fund on behalf of its Fidelity Advantage Class have entered into the Spartan Index Fund 7 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Fidelity Advantage Class to limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation) of Fidelity Advantage Class to 0.07%. This Expense Contract may not be amended to increase the fees or expenses payable by the class except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the class.

For more information about the funds' fees and operating expenses, please refer to each fund's Prospectus (or Part A), each of which is incorporated herein by reference, and to "Annual Fund and Class Operating Expenses" below.

Distribution of Fund Shares

Each of Fidelity Congress Street Fund and Fidelity Exchange Fund is closed to new investors and additional investments by existing shareholders. Accordingly, neither fund has a principal underwriter and distribution agent or a Distribution and Service Plan.

The principal business address of Fidelity Distributors Corporation (FDC), Spartan 500 Index Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Advantage Class of Spartan 500 Index Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Fidelity Advantage Class shares and/or shareholder support services. This Distribution and Service Plan does not authorize payments by the fund other than those that are to be made to FMR under the fund's management contract. If any of the Reorganizations are approved, the combined fund will retain Spartan 500 Index Fund - Fidelity Advantage Class's Distribution and Service Plan.

For more information about fund distribution, please refer to the "Fund Distribution" section of Spartan 500 Index Fund's Prospectus, which is incorporated herein by reference, and to the "Distribution Services" section of Spartan 500 Index Fund's Statement of Additional Information, which is incorporated herein by reference.

How do the funds' fees and operating expenses compare, and what are the combined fund's fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund and Class Operating Expenses

The following tables show the fees and expenses of Fidelity Congress Street Fund and Fidelity Exchange Fund and Spartan 500 Index Fund, and the pro forma estimated fees and expenses of the combined fund for the 12 months ended August 31, 2010 after giving effect to the Reorganizations. Annual fund or class operating expenses are paid by each fund or class, as applicable

Each Reorganization is expected to result in lower total operating expenses for shareholders of Fidelity Congress Street Fund and Fidelity Exchange Fund.

Shareholder Fees (paid by the investor directly)

	Fidelity Congress Street Fund	Fidelity Exchange Fund	Spartan 500 Index Fund	Spartan 500 Index Fund Pro forma Combined
Annual index fund fee (for fund balances under $10,000)	--	--	$10.00	$10.00

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

	Fidelity Congress Street Fund	Fidelity Exchange Fund	Spartan 500 Index Fund - Fidelity Advantage Class	Spartan 500 Index Fund - Fidelity Advantage Class Pro forma Combined
Management fee	0.41%	0.41%	0.07%	0.07%
Distribution and/or Service (12b-1) fees	None	None	None	None
Other expenses	0.27%	0.18%	0.00%	0.00%
Total annual operating expenses	0.68%	0.59%	0.07%	0.07%

Effective February 1, 2011, certain expense changes took effect for Spartan 500 Index Fund - Fidelity Advantage Class, which decrease the fund's management fee and increase other expenses for the class. However, total annual operating expenses for the class will remain at 0.07% pursuant to the 7 Basis Point Expense Contract.

The combined fund pro forma expenses shown above assume that both of the Reorganizations occur. If only one Reorganization were to occur, pro forma combined expenses for Spartan 500 Index Fund - Fidelity Advantage Class after the applicable Reorganization would still appear exactly as shown above.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Fidelity Congress Street Fund	Fidelity Exchange Fund	Spartan 500 Index Fund - Fidelity Advantage Class	Spartan 500 Index Fund - Fidelity Advantage Class Pro forma Combined
1 year	$ 69	$ 60	$ 7	$ 7
3 years	$ 218	$ 189	$ 23	$ 23
5 years	$ 379	$ 329	$ 40	$ 40
10 years	$ 847	$ 738	$ 90	$ 90

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

The combined fund pro forma expenses shown above assume that both of the Reorganizations occur. If only one Reorganization were to occur, pro forma combined expenses for Spartan 500 Index Fund - Fidelity Advantage Class after the applicable Reorganization would still appear exactly as shown above.

How do the procedures for purchasing and redeeming shares of the funds differ?

Fidelity Congress Street Fund and Fidelity Exchange Fund are closed to new investors and additional investments by existing shareholders (other than reinvestment of dividend and capital gain distributions). In contrast, Spartan 500 Index Fund currently is available for sale to new and existing shareholders.

The price to buy one share of Spartan 500 Index Fund is the fund's net asset value per share (NAV). Shares are purchased at the next NAV calculated after an order is received in proper form.

Fidelity Congress Street Fund and Fidelity Exchange Fund have no minimum investment requirement. Spartan 500 Index Fund - Fidelity Advantage Class has an initial purchase investment minimum of $100,000.

The price to sell one share of each fund is the fund's NAV. Shares are sold at the next NAV calculated after an order is received in proper form. The funds' procedures for redeeming shares differ in that, unlike Spartan 500 Index Fund, each of Fidelity Congress Street Fund and Fidelity Exchange Fund typically pays redemption proceeds in whole or in part in securities or other property, rather than cash, in order to limit the realization of capital gains from the sale of securities to meet redemption requests. The securities distributed in kind may not be representative of the fund as a whole and may include those that FMR believes are least desirable from an investment or tax perspective. For this reason, requests to redeem shares of Fidelity Congress Street Fund or Fidelity Exchange Fund must include, among other things, information sufficient to identify the account to which the securities should be transferred in kind. Like shareholders who receive redemption proceeds in cash, shareholders that receive securities will realize, upon receipt, a gain or loss on the redeemed shares for tax purposes, but also will incur additional costs and be exposed to market risk prior to and upon the sale of such securities.

For more information, including, for Spartan 500 Index Fund, a description of the policies and procedures designed to discourage excessive or short-term trading of fund shares, please refer to the "Additional Information about the Purchase and Sale of Shares" section of each fund's Prospectus (or Part A), and to the "Buying, [and] Selling [and Exchanging] Information" section of each fund's Statement of Additional Information (or Part B), each of which is incorporated herein by reference.

How do the funds' exchange privileges differ?

Fidelity Congress Street Fund and Fidelity Exchange Fund have no exchange privilege with any other fund. Spartan 500 Index Fund shareholders have the privilege of exchanging shares for shares of other Fidelity funds.

For more information about Spartan 500 Index Fund's exchange privilege, please refer to the "Exchanging Shares" section of Spartan 500 Index Fund's Prospectus, and to the "Buying, Selling and Exchanging Information" section of Spartan 500 Index Fund's Statement of Additional Information, each of which is incorporated herein by reference.

How do the funds' dividend and distribution policies differ?

Fidelity Congress Street Fund and Fidelity Exchange Fund each pay dividends in June and December and pay capital gain distributions in February and December. Spartan 500 Index Fund normally pays dividends in April, July, October, and December and pays capital gain distributions in April and December.

On or before the Closing Date, Fidelity Congress Street Fund and Fidelity Exchange Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain, including any net realized gain resulting from any repositioning prior to the Reorganization.

For more information about the funds' dividend and distribution policies, please refer to the "Dividends and Capital Gain Distributions" section of each fund's Prospectus (or Part A), and to the "Distributions and Taxes" section of each fund's Statement of Additional Information (or Part B), each of which is incorporated herein by reference.

What features, policies, and contractual arrangements will apply to the combined fund if either or both Reorganizations are approved? What if either or both Reorganizations are not approved?

If the Agreement relating to your fund is approved by fund shareholders and the related Reorganization occurs, you will become a shareholder of Spartan 500 Index Fund, which is expected to retain its current features, policies, and contractual arrangements (including investment objective, strategies, policies, and limitations; management, expense limitation, and distribution arrangements; procedures for purchasing, redeeming, and exchanging fund shares; and dividend and distribution policies) as described above. A fund not approving the Reorganization will maintain its current features, policies, and contractual arrangements, and the Boards of Trustees of Fidelity Congress Street Fund and/or Fidelity Exchange Fund, as applicable, may consider other proposals for the reorganization or liquidation of the funds.

Who bears the expenses associated with the Reorganizations?

Each of Fidelity Congress Street Fund and Fidelity Exchange Fund will bear the cost of its Reorganization, provided the expenses do not exceed the fund's existing voluntary expense cap. Expenses exceeding a fund's voluntary expense cap will be paid by FMR. The estimated costs associated with the Reorganizations are $17,000 for Fidelity Congress Street Fund and $16,000 for Fidelity Exchange Fund. FMR expects to bear these costs under each fund's existing expense cap.

For more information, please refer to the section entitled "Voting Information - Solicitation of Proxies; Expenses."

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. Each fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have some different investment strategies as described above, the funds are also subject to some different investment risks, of which you should be aware.

What risks are associated with an investment in all of the funds?

Each fund is subject to the following principal risks:

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

What additional risks are associated with an investment in Fidelity Congress Street Fund and Fidelity Exchange Fund?

Fidelity Congress Street Fund and Fidelity Exchange Fund are subject to the following principal risk, which is not a principal risk generally associated with an investment in Spartan 500 Index Fund:

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in the performance of each fund's shares from year to year and compares the performance of each fund's shares to the performance of a securities market index over various periods of time. Past performance (before and after taxes) is not necessarily an indication of future performance.

Year-by-Year Returns

Fidelity Congress Street Fund
Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	-8.99%	-16.19%	23.09%	6.39%	3.14%	16.65%	10.76%	-26.68	19.40%	7.53%


During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	13.30%	June 30, 2003
Lowest Quarter Return	-15.02%	December 31, 2008
Fidelity Exchange Fund
Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	-10.05%	-17.15%	26.46%	11.42%	4.80%	19.49%	8.96%	-29.10%	23.67%	12.16%


During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.03%	June 30, 2009
Lowest Quarter Return	-17.32%	December 31, 2008
Spartan 500 Index Fund - Fidelity Advantage Class
Calendar Years	2006	2007	2008	2009	2010
	15.75%	5.46%	-37.01%	26.55%	15.01%


During the periods shown in the chart for Fidelity Advantage Class:	Returns	Quarter ended
Highest Quarter Return	15.96%	June 30, 2009
Lowest Quarter Return	-21.96%	December 31, 2008
Spartan 500 Index Fund - Investor Class
Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	-12.05%	-22.21%	28.50%	10.73%	4.85%	15.72%	5.43%	-37.03%	26.51%	14.98%


During the periods shown in the chart for Investor Class:	Returns	Quarter ended
Highest Quarter Return	15.95%	June 30, 2009
Lowest Quarter Return	-21.95%	December 31, 2008

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years/Life of class
Fidelity Congress Street Fund
 Return Before Taxes	7.53%	3.99%	2.28%
 Return After Taxes on Distributions	7.21%	3.67%	1.95%
 Return After Taxes on Distributions and Sale of Fund Shares	5.28%	3.41%	1.87%
Fidelity Exchange Fund
 Return Before Taxes	12.16%	5.07%	3.49%
 Return After Taxes on Distributions	11.76%	4.70%	3.16%
 Return After Taxes on Distributions and Sale of Fund Shares	8.37%	4.32%	2.93%
Spartan 500 Index Fund
Investor Class - Return Before Taxes	14.98%	2.25%	1.32%
 Return After Taxes on Distributions	14.65%	1.93%	0.98%
 Return After Taxes on Distributions and Sale of Fund Shares	10.12%	1.89%	1.03%
Fidelity Advantage Class - Return Before Taxes	15.01%	2.28%	3.26%A
 Return After Taxes on Distributions	14.68%	1.95%	2.93%A
 Return After Taxes on Distributions and Sale of Fund Shares	10.15%	1.91%	2.76%A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

A From October 14, 2005.

THE PROPOSED TRANSACTIONS
PROPOSAL 1

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY CONGRESS STREET FUND AND SPARTAN 500 INDEX FUND.

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the fund's Agreement. Significant provisions of the Agreement are summarized below in this Proposal 1; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Spartan 500 Index Fund acquiring as of the Closing Date all of the assets of Fidelity Congress Street Fund in exchange solely for shares of Spartan 500 Index Fund and the assumption by Spartan 500 Index Fund of Fidelity Congress Street Fund's liabilities; and (b) the distribution of shares of Spartan 500 Index Fund to the shareholders of Fidelity Congress Street Fund as provided for in the Agreement.

The value of Fidelity Congress Street Fund's assets to be acquired by Spartan 500 Index Fund and the amount of its liabilities to be assumed by Spartan 500 Index Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan 500 Index Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Spartan 500 Index Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Spartan 500 Index Fund will deliver to Fidelity Congress Street Fund, and Fidelity Congress Street Fund will distribute to its shareholders of record, shares of Spartan 500 Index Fund so that each Fidelity Congress Street Fund shareholder will receive the number of full and fractional shares of Spartan 500 Index Fund equal in value to the aggregate net asset value of shares of Fidelity Congress Street Fund held by such shareholder on the Closing Date; Fidelity Congress Street Fund will be liquidated as soon as practicable thereafter. Each Fidelity Congress Street Fund shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Spartan 500 Index Fund due that shareholder. The net asset value per share of Spartan 500 Index Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Spartan 500 Index Fund in a name other than that of the registered holder of the shares on the books of Fidelity Congress Street Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Congress Street Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity Congress Street Fund is liquidated.

Fidelity Congress Street Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Congress Street Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's existing voluntary expense cap. Expenses exceeding the fund's voluntary expense cap will be paid by FMR.

If shareholders approve the fund's Reorganization, FMR may sell certain securities held by the fund and purchase other securities. Any transaction costs associated with portfolio adjustments to Fidelity Congress Street Fund and Spartan 500 Index Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Congress Street Fund and Spartan 500 Index Fund, respectively. Any transaction costs associated with portfolio adjustments to Fidelity Congress Street Fund and Spartan 500 Index Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Spartan 500 Index Fund that occur after the Closing Date will be borne by Spartan 500 Index Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Fidelity Congress Street Fund shareholders' interests may be made subsequent to the Congress Street Meeting.

Reasons for the Reorganization

FMR proposed the Reorganization to each fund's Board at a meeting of the Boards held on October 20, 2010. FMR reviewed with the Board the fund's history, noting that Fidelity Congress Street Fund launched almost fifty years ago, and has been closed to new investments (other than reinvestment of dividend and capital gain distributions) since its initial subscription period ended. FMR informed the Board that as shareholders have redeemed over the years, the shareholder base has grown more concentrated, with fewer shareholders in the fund and a fairly large percentage of the fund being owned by a handful of shareholders currently. While not problematic to date, FMR, as manager, believes this situation could create the potential for future disruption as shareholders continue to redeem, and therefore proposed the Reorganization at this time.

In determining whether to approve the Reorganization, each fund's Board of Trustees (the Board) considered a number of factors, including the following:

(1) the compatibility of the investment objectives and policies of the funds;

(2) the historical performance of the funds;

(3) the fees and expenses and the relative expense ratios of the funds;

(4) the potential benefit of the Reorganization to shareholders of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds; and

(8) the potential benefit of the Reorganization to FMR and its affiliates.

In proposing the Reorganization, FMR advised the Board that the Reorganization would combine a smaller fund into a larger fund, resulting in operating and management efficiencies. The Reorganization will permit Fidelity Congress Street Fund shareholders to invest in a larger, diversified portfolio of common stocks that comprise the S&P 500 Index.

The Board considered that Fidelity Congress Street Fund's shareholders would be expected to benefit from a decrease in net expenses of approximately 0.43% (0.61% before voluntary reimbursements) by merging into the 0.07% Fidelity Advantage share class of Spartan 500 Index Fund.

The Board considered the performance of the funds and their benchmark. The Board noted that Spartan 500 Index Fund has outperformed Fidelity Congress Street Fund since 2009, though also noted that Fidelity Congress Street Fund has performed better than Spartan 500 Index Fund over the past five and ten year periods.

The Board considered that as an index fund, Spartan 500 Index Fund has tended to have low portfolio turnover and therefore low capital gains distributions, consistent with Fidelity Congress Street Fund's tax-sensitive investment strategy.

The Board also recognized that Fidelity Congress Street Fund typically pays redemption proceeds in whole or in part in securities or other property, whereas Spartan 500 Index Fund typically pays redemption proceeds in cash. The Board considered that instead of receiving securities in kind as they would currently, redeeming shareholders of the combined fund will be able to receive cash, which will make redemption processing more convenient, timely and cost-effective for Fidelity Congress Street Fund shareholders post-merger.

Each fund's Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Holders of shares of Fidelity Congress Street Fund will receive Fidelity Advantage Class shares of Spartan 500 Index Fund.

Spartan 500 Index Fund is a series of Fidelity Concord Street Trust. The Trustees of Fidelity Concord Street Trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Spartan 500 Index Fund represents an equal proportionate interest with each other share of the fund, and each such share of Spartan 500 Index Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Spartan 500 Index Fund is entitled to one vote for each dollar of net asset value of the fund that shareholder owns. Shares of Spartan 500 Index Fund have no preemptive rights. Shares are fully paid and nonassessable, except as set forth in the "Description of the Trust - Shareholder Liability" section of the fund's Statement of Additional Information, which is incorporated herein by reference.

Fidelity Concord Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

For more information about voting rights and dividend rights, please refer to the "Description of the Trust - Voting Rights" and the "Distributions and Taxes" sections, respectively, of Spartan 500 Index Fund's Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the "Buying and Selling Shares" and the "Exchanging Shares" sections, respectively, of Spartan 500 Index Fund's Prospectus, which is incorporated herein by reference.

Federal Income Tax Considerations

The exchange of Fidelity Congress Street Fund's assets for Spartan 500 Index Fund's shares and the assumption of the liabilities of Fidelity Congress Street Fund by Spartan 500 Index Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code (the Code). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Fidelity Congress Street Fund and Spartan 500 Index Fund, substantially to the effect that:

(i) The acquisition by Spartan 500 Index Fund of substantially all of the assets of Fidelity Congress Street Fund in exchange solely for Spartan 500 Index Fund shares and the assumption by Spartan 500 Index Fund of all liabilities of Fidelity Congress Street Fund followed by the distribution of Spartan 500 Index Fund shares to the Fidelity Congress Street Fund shareholders in exchange for their Fidelity Congress Street Fund shares in complete liquidation and termination of Fidelity Congress Street Fund will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Fidelity Congress Street Fund will recognize no gain or loss upon the transfer of substantially all of its assets to Spartan 500 Index Fund in exchange solely for Spartan 500 Index Fund shares and the assumption by Spartan 500 Index Fund of all liabilities of Fidelity Congress Street Fund, except that Fidelity Congress Street Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Fidelity Congress Street Fund will recognize no gain or loss upon the distribution to its shareholders of the Spartan 500 Index Fund shares received by Fidelity Congress Street Fund in the Reorganization;

(iv) Spartan 500 Index Fund will recognize no gain or loss upon the receipt of the assets of Fidelity Congress Street Fund in exchange solely for Spartan 500 Index Fund shares and the assumption of all liabilities of Fidelity Congress Street Fund;

(v) The adjusted basis to Spartan 500 Index Fund of the assets of Fidelity Congress Street Fund received by Spartan 500 Index Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of Fidelity Congress Street Fund immediately before the exchange;

(vi) Spartan 500 Index Fund's holding periods with respect to the assets of Fidelity Congress Street Fund that Spartan 500 Index Fund acquires in the Reorganization will include the respective periods for which those assets were held by Fidelity Congress Street Fund (except where investment activities of Spartan 500 Index Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Fidelity Congress Street Fund shareholders will recognize no gain or loss upon receiving Spartan 500 Index Fund shares in exchange solely for Fidelity Congress Street Fund shares;

(viii) The aggregate basis of the Spartan 500 Index Fund shares received by a Fidelity Congress Street Fund shareholder in the Reorganization will be the same as the aggregate basis of the Fidelity Congress Street Fund shares surrendered by the Fidelity Congress Street Fund shareholder in exchange therefor; and

(ix) A Fidelity Congress Street Fund shareholder's holding period for the Spartan 500 Index Fund shares received by the Fidelity Congress Street Fund shareholder in the Reorganization will include the holding period during which the Fidelity Congress Street Fund shareholder held Fidelity Congress Street Fund shares surrendered in exchange therefor, provided that the Fidelity Congress Street Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Shareholders of Fidelity Congress Street Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Fidelity Congress Street Fund is a diversified fund of Fidelity Congress Street Fund, an open-end management investment company organized as a Massachusetts business trust on September 7, 1984. Spartan 500 Index Fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 10, 1987. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, governed by substantially similar Declarations of Trust, the rights of the security holders of Fidelity Congress Street Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the "Description of the Trust" section of each fund's Statement of Additional Information (or Part B), each of which is incorporated herein by reference.

Operations of Spartan 500 Index Fund Following the Reorganizations

FMR does not expect Spartan 500 Index Fund to revise its investment policies as a result of the Reorganization with Fidelity Congress Street Fund (or, if approved, the Reorganization with Fidelity Exchange Fund). In addition, FMR does not anticipate significant changes to Spartan 500 Index Fund's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Spartan 500 Index Fund in their current capacities.

Capitalization

The following table shows the capitalization of Fidelity Congress Street Fund, and Spartan 500 Index Fund as of December 31, 2010 (unaudited), and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fidelity Congress Street Fund	$ 46,321,982	$ 439.86	105,310
Spartan 500 Index Fund
 Fidelity Advantage Class	$ 14,504,196,188	$ 44.48	326,052,158
 Investor Class	$ 26,411,488,562	$ 44.48	593,736,052
Spartan 500 Index Fund Pro Forma Combined*
 Fidelity Advantage Class	$ 14,550,518,170	$ 44.48	327,093,569
 Investor Class	$ 26,411,488,562	$ 44.48	593,736,052

* Reflecting estimated Reorganization costs of $17,000 (FMR expects to bear these costs under the fund's existing expense cap).

The combined fund pro forma capitalization shown above assumes that only the Reorganization described this in Proposal 1 occurs. Attachment 1 provides pro forma capitalization for the combined fund if both of the Reorganizations occur.

The table above assumes that the Reorganization described in this Proposal 1 occurred on December 31, 2010. The table is for information purposes only. No assurance can be given as to how many Spartan 500 Index Fund shares will be received by shareholders of Fidelity Congress Street Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Spartan 500 Index Fund that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Fidelity Congress Street Fund and Fidelity Concord Street Trust at a meeting held on October 20, 2010. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Fidelity Congress Street Fund and Spartan 500 Index Fund and that the interests of existing shareholders of Fidelity Congress Street Fund and Spartan 500 Index Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Fidelity Congress Street Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Fidelity Congress Street Fund may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Fidelity Congress Street Fund unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

PROPOSAL 2

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY EXCHANGE FUND AND SPARTAN 500 INDEX FUND.

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the fund's Agreement. Significant provisions of the Agreement are summarized below in this Proposal 2; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Spartan 500 Index Fund acquiring as of the Closing Date all of the assets of Fidelity Exchange Fund in exchange solely for shares of Spartan 500 Index Fund and the assumption by Spartan 500 Index Fund of Fidelity Exchange Fund's liabilities; and (b) the distribution of shares of Spartan 500 Index Fund to the shareholders of Fidelity Exchange Fund as provided for in the Agreement.

The value of Fidelity Exchange Fund's assets to be acquired by Spartan 500 Index Fund and the amount of its liabilities to be assumed by Spartan 500 Index Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan 500 Index Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Spartan 500 Index Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Spartan 500 Index Fund will deliver to Fidelity Exchange Fund, and Fidelity Exchange Fund will distribute to its shareholders of record, shares of Spartan 500 Index Fund so that each Fidelity Exchange Fund shareholder will receive the number of full and fractional shares of Spartan 500 Index Fund equal in value to the aggregate net asset value of shares of Fidelity Exchange Fund held by such shareholder on the Closing Date; Fidelity Exchange Fund will be liquidated as soon as practicable thereafter. Each Fidelity Exchange Fund shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Spartan 500 Index Fund due that shareholder. The net asset value per share of Spartan 500 Index Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Spartan 500 Index Fund in a name other than that of the registered holder of the shares on the books of Fidelity Exchange Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Exchange Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity Exchange Fund is liquidated.

Fidelity Exchange Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Exchange Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's existing voluntary expense cap. Expenses exceeding the fund's voluntary expense cap will be paid by FMR.

If shareholders approve the fund's Reorganization, FMR may sell certain securities held by the fund and purchase other securities. Any transaction costs associated with portfolio adjustments to Fidelity Exchange Fund and Spartan 500 Index Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Exchange Fund and Spartan 500 Index Fund, respectively. Any transaction costs associated with portfolio adjustments to Fidelity Exchange Fund and Spartan 500 Index Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Spartan 500 Index Fund that occur after the Closing Date will be borne by Spartan 500 Index Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Fidelity Exchange Fund shareholders' interests may be made subsequent to the Exchange Meeting.

Reasons for the Reorganization

FMR proposed the Reorganization to each fund's Board at a meeting of the Boards held on October 20, 2010. FMR reviewed with the Board the fund's history, noting that Fidelity Exchange Fund launched over thirty years ago, and has been closed to new investments (other than reinvestment of dividend and capital gain distributions) since its initial subscription period ended. FMR informed the Board that as shareholders have redeemed over the years, the shareholder base has grown more concentrated, with fewer shareholders in the fund and a fairly large percentage of the fund being owned by a handful of shareholders currently. While not problematic to date, FMR, as manager, believes this situation could create the potential for future disruption as shareholders continue to redeem, and therefore proposed the Reorganization at this time.

In determining whether to approve the Reorganization, each fund's Board of Trustees (the Board) considered a number of factors, including the following:

(1) the compatibility of the investment objectives and policies of the funds;

(2) the historical performance of the funds;

(3) the fees and expenses and the relative expense ratios of the funds;

(4) the potential benefit of the Reorganization to shareholders of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds; and

(8) the potential benefit of the Reorganization to FMR and its affiliates.

In proposing the Reorganization, FMR advised the Board that the Reorganization would combine a smaller fund into a larger fund, resulting in operating and management efficiencies. The Reorganization will permit Fidelity Exchange Fund shareholders to invest in a larger, diversified portfolio of common stocks that comprise the S&P 500 Index.

The Board considered that Fidelity Exchange Fund's shareholders would be expected to benefit from a decrease in net expenses of approximately 0.43% (0.52% before voluntary reimbursements) by merging into the 0.07% Fidelity Advantage share class of Spartan 500 Index Fund.

The Board considered the performance of the funds and their benchmark. The Board noted that although calendar year historical returns have been mixed, Fidelity Exchange Fund outperformed Spartan 500 Index Fund over the past five and ten year periods, but also noted that Spartan 500 Index Fund has performed better since 2009.

The Board considered that as an index fund, Spartan 500 Index Fund has tended to have low portfolio turnover and therefore low capital gains distributions, consistent with Fidelity Exchange Fund's tax-sensitive investment strategy.

The Board also recognized that Fidelity Exchange Fund typically pays redemption proceeds in whole or in part in securities or other property, whereas Spartan 500 Index Fund typically pays redemption proceeds in cash. The Board considered that instead of receiving securities in kind as they would currently, redeeming shareholders of the combined fund will be able to receive cash, which will make redemption processing more convenient, timely and cost-effective for Fidelity Exchange Fund shareholders post-merger.

Each fund's Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Holders of shares of Fidelity Exchange Fund will receive Fidelity Advantage Class shares of Spartan 500 Index Fund.

Spartan 500 Index Fund is a series of Fidelity Concord Street Trust. The Trustees of Fidelity Concord Street Trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Spartan 500 Index Fund represents an equal proportionate interest with each other share of the fund, and each such share of Spartan 500 Index Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Spartan 500 Index Fund is entitled to one vote for each dollar of net asset value of the fund that shareholder owns. Shares of Spartan 500 Index Fund have no preemptive rights. Shares are fully paid and nonassessable, except as set forth in the "Description of the Trust - Shareholder Liability" section of the fund's Statement of Additional Information, which is incorporated herein by reference.

Fidelity Concord Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

For more information about voting rights and dividend rights, please refer to the "Description of the Trust - Voting Rights" and the "Distributions and Taxes" sections, respectively, of Spartan 500 Index Fund's Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the "Buying and Selling Shares" and the "Exchanging Shares" sections, respectively, of Spartan 500 Index Fund's Prospectus, which is incorporated herein by reference.

Federal Income Tax Considerations

The exchange of Fidelity Exchange Fund's assets for Spartan 500 Index Fund's shares and the assumption of the liabilities of Fidelity Exchange Fund by Spartan 500 Index Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Fidelity Exchange Fund and Spartan 500 Index Fund, substantially to the effect that:

(i) The acquisition by Spartan 500 Index Fund of substantially all of the assets of Fidelity Exchange Fund in exchange solely for Spartan 500 Index Fund shares and the assumption by Spartan 500 Index Fund of all liabilities of Fidelity Exchange Fund followed by the distribution of Spartan 500 Index Fund shares to the Fidelity Exchange Fund shareholders in exchange for their Fidelity Exchange Fund shares in complete liquidation and termination of Fidelity Exchange Fund will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Fidelity Exchange Fund will recognize no gain or loss upon the transfer of substantially all of its assets to Spartan 500 Index Fund in exchange solely for Spartan 500 Index Fund shares and the assumption by Spartan 500 Index Fund of all liabilities of Fidelity Exchange Fund, except that Fidelity Exchange Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Fidelity Exchange Fund will recognize no gain or loss upon the distribution to its shareholders of the Spartan 500 Index Fund shares received by Fidelity Exchange Fund in the Reorganization;

(iv) Spartan 500 Index Fund will recognize no gain or loss upon the receipt of the assets of Fidelity Exchange Fund in exchange solely for Spartan 500 Index Fund shares and the assumption of all liabilities of Fidelity Exchange Fund;

(v) The adjusted basis to Spartan 500 Index Fund of the assets of Fidelity Exchange Fund received by Spartan 500 Index Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of Fidelity Exchange Fund immediately before the exchange;

(vi) Spartan 500 Index Fund's holding periods with respect to the assets of Fidelity Exchange Fund that Spartan 500 Index Fund acquires in the Reorganization will include the respective periods for which those assets were held by Fidelity Exchange Fund (except where investment activities of Spartan 500 Index Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Fidelity Exchange Fund shareholders will recognize no gain or loss upon receiving Spartan 500 Index Fund shares in exchange solely for Fidelity Exchange Fund shares;

(viii) The aggregate basis of the Spartan 500 Index Fund shares received by a Fidelity Exchange Fund shareholder in the Reorganization will be the same as the aggregate basis of the Fidelity Exchange Fund shares surrendered by the Fidelity Exchange Fund shareholder in exchange therefor; and

(ix) A Fidelity Exchange Fund shareholder's holding period for the Spartan 500 Index Fund shares received by the Fidelity Exchange Fund shareholder in the Reorganization will include the holding period during which the Fidelity Exchange Fund shareholder held Fidelity Exchange Fund shares surrendered in exchange therefor, provided that the Fidelity Exchange Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Shareholders of Fidelity Exchange Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Fidelity Exchange Fund is a diversified fund of Fidelity Exchange Fund, an open-end management investment company organized as a Massachusetts business trust on November 1, 1984. Spartan 500 Index Fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 10, 1987. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, governed by substantially similar Declarations of Trust, the rights of the security holders of Fidelity Exchange Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the "Description of the Trust" section of each fund's Statement of Additional Information (or Part B), each of which is incorporated herein by reference.

Operations of Spartan 500 Index Fund Following the Reorganizations

FMR does not expect Spartan 500 Index Fund to revise its investment policies as a result of the Reorganization with Fidelity Exchange Fund (or, if approved, the Reorganization with Fidelity Congress Street Fund). In addition, FMR does not anticipate significant changes to Spartan 500 Index Fund's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Spartan 500 Index Fund in their current capacities.

Capitalization

The following table shows the capitalization of Fidelity Exchange Fund, and Spartan 500 Index Fund as of December 31, 2010 (unaudited), and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fidelity Exchange Fund	$ 176,127,441	$ 314.25	560,468
Spartan 500 Index Fund
 Fidelity Advantage Class	$ 14,504,196,188	$ 44.48	326,052,158
 Investor Class	$ 26,411,488,562	$ 44.48	593,736,052
Spartan 500 Index Fund Pro Forma Combined*
 Fidelity Advantage Class	$ 14,680,323,629	$ 44.48	330,011,858
 Investor Class	$ 26,411,488,562	$ 44.48	593,736,052

* Reflecting estimated Reorganization costs of $16,000 (FMR expects to bear these costs under the fund's existing expense cap).

The combined fund pro forma capitalization shown above assumes that only the Reorganization described this in Proposal 2 occurs. Attachment 1 provides pro forma capitalization for the combined fund if both of the Reorganizations occur.

The table above assumes that the Reorganization described in this Proposal 2 occurred on December 31, 2010. The table is for information purposes only. No assurance can be given as to how many Spartan 500 Index Fund shares will be received by shareholders of Fidelity Exchange Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Spartan 500 Index Fund that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Fidelity Exchange Fund and Fidelity Concord Street Trust at a meeting held on October 20, 2010. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Fidelity Exchange Fund and Spartan 500 Index Fund and that the interests of existing shareholders of Fidelity Exchange Fund and Spartan 500 Index Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Fidelity Exchange Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Fidelity Exchange Fund may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Fidelity Exchange Fund unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Spartan 500 Index Fund's financial highlights for the fiscal year ended February 28, 2010 (audited), updated to include semi-annual data for the six month period ended August 31, 2010 (unaudited), are shown in the table below:

Spartan 500 Index Fund - Fidelity Advantage Class

	Six months ended August 31, 2010	Years ended February 28,
	(Unaudited)	2010	2009	2008 J	2007	2006 G
Net asset value, beginning of period	$ 39.19	$ 26.11	$ 47.20	$ 49.94	$ 45.45	$ 42.01
Income from Investment Operations
Net investment income (loss) D	.40	.77	.96	1.00	.90	.33
Net realized and unrealized gain (loss)	(1.96)	13.10	(21.08)	(2.70)	4.46	3.33
Total from investment operations	(1.56)	13.87	(20.12)	(1.70)	5.36	3.66
Distributions from net investment income	(.36)	(.79)	(.97)	(.99)	(.87)	(.22)
Distributions from net realized gain	-	-	-	(.05)	-	-
Total distributions	(.36)	(.79)	(.97)	(1.04)	(.87)	(.22)
Net asset value, end of period	$ 37.27	$ 39.19	$ 26.11	$ 47.20	$ 49.94	$ 45.45
Total Return B, C	(4.05)%	53.67%	(43.31)%	(3.63)%	11.93%	8.73%
Ratios to Average Net Assets E, H
Expenses before reductions	.07% A	.07%	.07%	.07%	.07%	.07% A
Expenses net of fee waivers, if any	.07% A	.07%	.07%	.07%	.07%	.07% A
Expenses net of all reductions	.07% A	.07%	.07%	.06%	.06%	.07% A
Net investment income (loss)	2.02% A	2.17%	2.39%	1.92%	1.89%	1.96% A
Supplemental Data
Net assets, end of period (in millions)	$ 11,866	$ 12,455	$ 3,667	$ 6,304	$ 5,088	$ 3,425
Portfolio turnover rate F	3% A	11% I	8%	7%	7%	6%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 14, 2005 (commencement of sale of shares) to February 28. 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the year ended February 29.

Spartan 500 Index Fund - Investor Class

	Six months ended August 31, 2010	Years ended February 28,
	(Unaudited)	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 39.19	$ 26.10	$ 47.20	$ 49.94	$ 45.45	$ 42.68
Income from Investment Operations
Net investment income (loss) D	.40	.75	.95	.99	.88	.77
Net realized and unrealized gain (loss)	(1.98)	13.12	(21.09)	(2.71)	4.47	2.75
Total from investment operations	(1.58)	13.87	(20.14)	(1.72)	5.35	3.52
Distributions from net investment income	(.35)	(.78)	(.96)	(.97)	(.86)	(.75)
Distributions from net realized gain	-	-	-	(.05)	-	-
Total distributions	(.35)	(.78)	(.96)	(1.02)	(.86)	(.75)
Net asset value, end of period	$ 37.26	$ 39.19	$ 26.10	$ 47.20	$ 49.94	$ 45.45
Total Return B, C	(4.09)%	53.68%	(43.35)%	(3.66)%	11.90%	8.36%
Ratios to Average Net Assets E, G
Expenses before reductions	.10% A	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10% A	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10% A	.10%	.10%	.09%	.09%	.09%
Net investment income (loss)	1.99% A	2.14%	2.36%	1.90%	1.87%	1.79%
Supplemental Data
Net assets, end of period (in millions)	$ 22,384	$ 23,666	$ 11,363	$ 20,102	$ 22,206	$ 20,619
Portfolio turnover rate F	3% A	11% H	8%	7%	7%	6%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the year ended February 29.

Spartan 500 Index Fund's financial highlights should be read in conjunction with the audited financial statements contained in the fund's Annual Report to Shareholders and the unaudited financial statements contained in the fund's Semi-Annual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

Fidelity Congress Street Fund's and Fidelity Exchange Fund's financial highlights for the fiscal year ended December 31, 2009, which are included in each fund's Annual Report to Shareholders and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in each Annual Report to Shareholders.

The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

VOTING INFORMATION

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trusts' Boards of Trustees to be used at the Meetings. The purpose of the Meetings is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and an accompanying proxy card on or about February 1, 2011. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means, or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of Fidelity Congress Street Fund and Fidelity Exchange Fund. Fidelity Congress Street Fund and Fidelity Exchange Fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Fidelity Congress Street Fund and Fidelity Exchange Fund. The approximate anticipated cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Congress Street Fund	$ 5,000	$ 1,000
Fidelity Exchange Fund	$ 4,000	$ 1,000

If a fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Each of Fidelity Congress Street Fund and Fidelity Exchange Fund will pay its applicable portion of the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations with respect to the fund's Meeting, provided the expenses do not exceed the fund's existing voluntary expense cap of 0.50%. Expenses exceeding a fund's voluntary expense cap will be paid by FMR.

Each of Fidelity Congress Street Fund and Fidelity Exchange Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material with respect to the fund's Meeting to the beneficial owners of shares.

For a free copy of Fidelity Congress Street Fund's and Fidelity Exchange Fund's annual reports for the fiscal year ended December 31, 2009 and semiannual reports for the fiscal period ended June 30, 2010 call 1-800-544-8544.

Record Date; Quorum; and Method of Tabulation

Shareholders of record as of the close of business on January 18, 2011 will be entitled to vote at the Meeting for their fund. Each such shareholder will be entitled to one vote for each dollar of net asset value held as of that date, with fractional dollar amounts entitled to a proportional fractional vote.

If an enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust (Fidelity Congress Street Fund or Fidelity Exchange Fund, as applicable), by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic or internet vote, or by attending a fund's Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at a fund's Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at a Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of a Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at a Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote FOR the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of November 30, 2010, shares of each fund and class, as applicable, issued and outstanding were as follows:

	Number of Shares
Fidelity Congress Street Fund	105,282
Fidelity Exchange Fund	565,523
Spartan 500 Index Fund: Fidelity Advantage Class	319,879,663
Spartan 500 Index Fund: Investor Class	592,723,245

As of November 30, 2010, the following owned of record and/or beneficially 5% or more (up to and including 25%) of a fund's outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity Congress Street Fund	Flint	Milwaukee	WI	9.49%
Fidelity Congress Street Fund	Pease/Cooper	Sudbury	MA	8.26%
Fidelity Congress Street Fund	Forchheimer	Rye	NY	6.11%
Fidelity Exchange Fund	Galt	Wynnewood	PA	6.93%
Fidelity Exchange Fund	Lilly Trust	Philadelphia	PA	6.36%
Fidelity Exchange Fund	Northern Trust Corporation	Chicago	IL	6.29%
Fidelity Exchange Fund	Comerica Bank	Detriot	MI	5.56%

As of November 30, 2010, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of each trust, no other shareholder owned of record and/or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any of the above shareholders will own of record and/or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganizations.

Required Vote

Approval of each Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Fidelity Congress Street Fund or Fidelity Exchange Fund, as applicable. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

Other Business

The Board knows of no business other than the matters set forth in this Proxy Statement to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Spartan 500 Index Fund shares have been passed upon by Dechert LLP, counsel to Fidelity Concord Street Trust.

Experts

The audited financial statements of Fidelity Congress Street Fund and Fidelity Exchange Fund are incorporated by reference into Part B of the Registration Statements: Statement of Additional Information and have been examined by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2009. The unaudited financial statements for Fidelity Congress Street Fund and Fidelity Exchange Fund for the sixth-month period ended June 30, 2010 are also incorporated by reference into the Statement of Additional Information. The audited financial statements of Spartan 500 Index Fund are incorporated by reference into the Statement of Additional Information and have been examined by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended February 28, 2010. The unaudited financial statements for Spartan 500 Index Fund for the six-month period ended August 31, 2010 are also incorporated by reference into the Statement of Additional Information. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Fidelity Congress Street Fund and Fidelity Exchange Fund, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
OF [NAME OF FUND TO BE ACQUIRED]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of January 18, 2011, by and between [Name of Trust], a Massachusetts business trust, on behalf of its series [Name of Fund to be Acquired] (the Acquired Fund), and Fidelity Concord Street Trust, a Massachusetts business trust, on behalf of its series Spartan 500 Index Fund (the Acquiring Fund). [Name of Trust] and Fidelity Concord Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for Fidelity Advantage Class shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquired Fund Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) Part A and Part B of the Registration Statement: Statement of Additional Information of the Acquired Fund dated February 26, 2010, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at December 31, 2010, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund [together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended June 30, 2010]. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund's results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2010 and those incurred in the ordinary course of the Acquired Fund's business as an investment company since December 31, 2010;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Acquiring Fund Trust on Form N-14 relating to the shares of the Acquiring Fund issuable hereunder and the proxy statement of the Acquired Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in Part B of the Fund's Registration Statement: Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquiring Fund Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquiring Fund, dated April 29, 2010, as supplemented, previously furnished to the Acquired Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at February 28, 2010, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended August 31, 2010. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund's results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 2010 and those incurred in the ordinary course of the Acquiring Fund's business as an investment company since February 28, 2010;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on February 28, 2011 and for the subsequent taxable year ending on February 29, 2012 (which would include the Reorganization).

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund's Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders' shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on the Acquiring Fund's share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder's account shall be credited with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund's share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5. FEES; EXPENSES.

(a) The Acquired Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the fund's 0.50% expense cap in effect since September 1, 2006. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).

(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on April 15, 2011, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF THE ACQUIRED FUND.

(a) The Acquired Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund.

(b) The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Acquired Fund Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND.

(a) That the Acquired Fund furnishes to the Acquiring Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquired Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That the Acquired Fund furnishes the Acquiring Fund with copies of the resolutions, certified by an authorized officer of the Acquired Fund Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That the Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund's behalf by its Treasurer or Assistant Treasurer;

(e) That the Acquired Fund's custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquired Fund's transfer agent shall deliver to the Acquiring Fund at the Closing a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That the Acquired Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of the Acquired Fund;

(h) That the Acquired Fund delivers to the Acquiring Fund a certificate of an authorized officer of the Acquired Fund Trust, dated as of the Closing Date, that there has been no material adverse change in the Acquired Fund's financial position since December 31, 2010, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Acquiring Fund Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That the Acquiring Fund furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquiring Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund's Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, and including "no action" positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund's holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund's Amended and Restated Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Attachment 1

ADDITIONAL CAPITALIZATION TABLE INFORMATION

 The following table shows the capitalization of Fidelity Congress Street Fund, Fidelity Exchange Fund, and Spartan 500 Index Fund as of December 31, 2010 (unaudited), and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganizations.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fidelity Congress Street Fund	$ 46,321,982	$ 439.86	105,310
Fidelity Exchange Fund	$ 176,127,441	$ 314.25	560,468
Spartan 500 Index Fund
 Fidelity Advantage Class	$ 14,504,196,188	$ 44.48	326,052,158
 Investor Class	$ 26,411,488,562	$ 44.48	593,736,052
Spartan 500 Index Fund Pro Forma Combined*
 Fidelity Advantage Class	$ 14,726,645,611	$ 44.48	331,053,269
 Investor Class	$ 26,411,488,562	$ 44.48	593,736,052

* Reflecting estimated Reorganization costs of $17,000 (Fidelity Congress Street Fund) and $16,000 (Fidelity Exchange Fund) (FMR expects to bear these costs under the funds' existing expense caps).

The combined fund pro forma capitalization shown above assumes that both of the Reorganizations described in Proposals 1 and 2 occur.

 The table above assumes that the Reorganizations described in this Proposal 1 occurred on December 31, 2010. The table is for information purposes only. No assurance can be given as to how many Spartan 500 Index Fund shares will be received by shareholders of Fidelity Congress Street Fund and Fidelity Exchange Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Spartan 500 Index Fund that actually will be received on or after that date.

Fidelity, Spartan, and Fidelity Advantage are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.923279.100 EXCON-pxs-1210

Supplement to the
Spartan® 500 Index Fund (formerly Spartan U.S. Equity Index Fund)
Investor Class and Fidelity Advantage Class
April 29, 2010
Prospectus

Effective February 1, 2011, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 3.

Annual class operating expenses (expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.025%	0.025%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.075%	0.045%
Total annual operating expenses	0.10%	0.07%

UEI-11-01 February 1, 2011
1.717991.126

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 5.

Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	-12.05%	-22.21%	28.50%	10.73%	4.85%	15.72%	5.43%	-37.03%	26.51%	14.98%

During the periods shown in the chart for Investor Class:	Returns	Quarter ended
Highest Quarter Return	15.95%	June 30, 2009
Lowest Quarter Return	-21.95%	December 31, 2008

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 6.

For the periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years/Life of class
Spartan 500 Index Fund
Investor Class - Return Before Taxes	14.98%	2.25%	1.32%
Return After Taxes on Distributions	14.65%	1.93%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	10.12%	1.89%	1.03%
Fidelity Advantage Class - Return Before Taxes	15.01%	2.28%	3.26%A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

A From October 14, 2005.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Lou Bottari (portfolio manager) has managed the fund since July 2010.

The following information replaces the similar information found in the "Fund Management" section beginning on page 23.

Lou Bottari has been a portfolio manager with Geode since July 2010. He has served as a portfolio manager of the fund since July 2010. Prior to July 2010, Mr. Bottari was an assistant portfolio manager with Geode since May 2008, and an assistant portfolio manager of the fund since January 2009. He also manages other registered investment companies. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity Investments in 1991 and served as an assistant portfolio manager with Pyramis Global Advisors from 2005 to 2008.

The following information replaces the similar information found in the "Fund Management" section on page 24.

The fund's annual management fee rate is 0.025% of its average net assets.

Spartan® 500 Index Fund (formerly Spartan U.S. Equity Index Fund)

Class/Ticker
Investor/FUSEX	Fidelity Advantage®/FUSVX

Prospectus

April 29, 2010

Contents

Fund Summary	<Click Here>
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Spartan® 500 Index Fund/Investor, Fidelity Advantage®

Investment Objective

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Investor Class

Fidelity Advantage Class

Annual index fund fee (for fund balances under $10,000)	$10.00	$10.00

Annual class operating expenses (expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.07%	0.07%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.03%	0.00%
Total annual operating expenses	0.10%	0.07%

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Investor Class

Fidelity Advantage Class

1 year	$ 10	$ 7
3 years	$ 32	$ 23
5 years	$ 56	$ 40
10 years	$ 128	$ 90

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Prospectus

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not necessarily an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	-9.18%	-12.05%	-22.21%	28.50%	10.73%	4.85%	15.72%	5.43%	-37.03%	26.51%

During the periods shown in the chart for Investor Class:	Returns	Quarter ended
Highest Quarter Return	15.95%	June 30, 2009
Lowest Quarter Return	-21.95%	December 31, 2008
Year-to-Date Return	5.38%	March 31, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Investor Class are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

Prospectus

Fund Summary - continued

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years/Life of class
Spartan 500 Index Fund
Investor Class - Return Before Taxes	26.51%	0.38%	-1.04%
Return After Taxes on Distributions	26.06%	0.07%	-1.39%
Return After Taxes on Distributions and Sale of Fund Shares	17.67%	0.32%	-0.97%
Fidelity Advantage Class - Return Before Taxes	26.55%	--	0.65%A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

A From October 14, 2005.

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio Manager(s)

Jeffrey Adams (lead portfolio manager) has managed the fund since January 2004.

Maximilian Kaufmann (portfolio manager) has managed the fund since December 2009.

Bobe Simon (portfolio manager) has managed the fund since May 2005.

Patrick Waddell (portfolio manager) has managed the fund since July 2006.

Lou Bottari (assistant portfolio manager) has managed the fund since January 2009.

Purchase and Sale of Shares

You may buy or sell Investor Class and Fidelity Advantage Class shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of Investor Class or Fidelity Advantage Class is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

Prospectus

The price to sell one share of Investor Class or Fidelity Advantage Class is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum - Investor Class	$10,000
Initial Purchase Minimum - Fidelity Advantage Class	$100,000

The fund may waive or lower purchase minimums.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including a bank, broker-dealer, retirement plan sponsor, administrator, or service-provider (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Principal Investment Strategies

Geode normally invests at least 80% of the fund's assets in common stocks included in the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States.

The fund may not always hold all of the same securities as the S&P 500 Index. Geode may use statistical sampling techniques to attempt to replicate the returns of the S&P 500 Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

In addition to the principal investment strategies discussed above, the fund may lend securities to broker-dealers or other institutions to earn income.

Geode may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, Geode may temporarily use a different investment strategy for defensive purposes. If Geode does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, FMR may, subject to shareholders' approval and 30 days' notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in common stocks included in the S&P 500 Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

Prospectus

A class's NAV is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of Investor Class or Fidelity Advantage Class through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of Investor Class or Fidelity Advantage Class through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of Investor Class or Fidelity Advantage Class and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of Investor Class or Fidelity Advantage Class through a non-Fidelity broker or other investment professional.

You should include the following information with any order to buy, sell, convert, or exchange shares:

  Your name;
  Your account number;
  Name of fund and class whose shares you want to buy, sell, or convert; and
  Dollar amount or number of shares you want to buy, sell, or convert.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

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Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Investor Class or Fidelity Advantage Class is its NAV. Investor Class and Fidelity Advantage Class shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

For Investor Class:

There is no minimum balance or purchase minimum for assets held in employee benefit plans (including Fidelity sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs, and the Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, there is no minimum balance or purchase minimum for assets held in a Fidelity Traditional IRA or Fidelity Rollover IRA bought with the proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer, the employee benefit plan satisfies the requirements described above. There is no minimum balance or purchase minimum for investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service.

Prospectus

There is no minimum balance or purchase minimum for investments through an account for which FMR or an affiliate serves as investment manager, or fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service.

For Fidelity Advantage Class:

Employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) require a minimum purchase and ongoing balance of $100 million at the plan sponsor level.

For individual accounts maintained by FMR or its affiliates, and for omnibus accounts for which FMR provides recordkeeping services, FMR will monitor fund balances at the individual account level.

Fidelity Advantage Class shares are not available to intermediaries that would meet the eligibility criteria by aggregating the holdings of underlying accounts. An intermediary that holds Fidelity Advantage Class shares within an omnibus account must certify to FMR or its affiliates that it will be able to offer Fidelity Advantage Class shares in accordance with the terms of this prospectus. Intermediaries may include broker-dealers, institutional accounts, insurance, bank trust, third-party administrators and registered investment advisers.

There is no minimum balance or purchase minimum for eligible qualified wrap program accounts, or fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service. A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Fidelity Advantage Class shares are not available to mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager.

In addition, the fund may waive or lower purchase minimums in other circumstances.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Prospectus

Shareholder Information - continued

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when Investor Class and Fidelity Advantage Class shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Investor Class or Fidelity Advantage Class is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of Investor Class or Fidelity Advantage Class at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Converting Shares

You may convert from one class of shares of the fund to another.

You may convert Investor Class shares to Fidelity Advantage Class shares at any time, provided that you meet the eligibility requirements for Fidelity Advantage Class. You may contact Fidelity by telephone or by mail to request a conversion.

Conversions to Fidelity Advantage Class shares may not be available if your account is held through an investment professional or other financial intermediary, such as a bank, broker-dealer, insurance company, third-party administrator, or registered investment adviser. Please contact your investment professional or financial intermediary to determine if Fidelity Advantage Class shares are available and to learn about other rules that may apply.

The fund may conduct periodic reviews of account balances and may convert your Investor Class shares to Fidelity Advantage Class shares if you meet the eligibility requirements for Fidelity Advantage Class. Automatic conversions between Investor Class shares and Fidelity Advantage Class shares generally are not available to accounts held through investment professionals or other financial intermediaries.

Prospectus

Shareholder Information - continued

If you hold Fidelity Advantage Class shares and your fund balance falls below $100,000 worth of shares for any reason, including solely due to declines in the class's NAV, the fund may convert your Fidelity Advantage Class shares to Investor Class shares. Investors will be notified in writing before any such conversion to Investor Class.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Exchanges are subject to minimum investment limitations and other eligibility requirements of the shares of the fund into which you are exchanging.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

• To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

• To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

• To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

Prospectus

Shareholder Information - continued

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The index fund fee does not apply to assets held in employee benefit plans (including Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP-IRAs, and the Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not apply to assets held in a Fidelity Traditional IRA or Fidelity Rollover IRA purchased with proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above. This fee also does not apply to eligible qualified wrap accounts invested in Fidelity Advantage Class of the fund.

Fidelity may deduct $10.00 from each fund position at the time the December distribution is credited to each fund position. If the amount of the distribution is not sufficient to pay the fee, the index fund fee may be deducted directly from your fund balance.

If your fund balance falls below $10,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Prospectus

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional Investor Class or Fidelity Advantage Class shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

Prospectus

Shareholder Information - continued

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

Pursuant to an SEC exemptive order, FMR intends to act as a manager of managers, meaning that FMR has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

As the manager, FMR is responsible for handling the fund's business affairs.

Geode, at One Post Office Square, 28th Floor, Boston, Massachusetts 02109, serves as a sub-adviser for the fund. Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

As of February 26, 2010, Geode had approximately $71.3 billion in discretionary assets under management.

FMRC serves as a sub-adviser for the fund. FMRC may provide investment advisory services for the fund.

FMRC is an affiliate of FMR. As of December 31, 2009, FMRC had approximately $582.3 billion in discretionary assets under management.

The fund is managed by Geode, a sub-adviser to the fund. Jeffrey Adams is lead portfolio manager of the fund. Maximilian Kaufmann, Bobe Simon, and Patrick Waddell are portfolio managers of the fund, and Lou Bottari is the assistant portfolio manager of the fund.

Jeffrey Adams has been a senior portfolio manager with Geode since September 2003. He has served as a lead portfolio manager of the fund since January 2004, as well as for other registered investment companies. Mr. Adams has oversight responsibility for all index funds managed by Geode and is responsible for quantitative research and new product development. Mr. Adams was employed by State Street Global Advisors from June 1989 to June 2003 where he served as a portfolio manager for over seven years before joining Geode.

Maximilian Kaufmann has been a portfolio manager with Geode since August 2009. He serves as a portfolio manager of the funds which he has managed since December 2009. He also serves as a portfolio manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Kaufmann is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Kaufmann was a Senior Vice President at PanAgora Asset Management from 2003 to 2007 and Lazard Asset Management from 2007 to 2009.

Prospectus

Bobe Simon has been a portfolio manager with Geode since April 2005. He has served as a portfolio manager of the fund since May 2005, as well as for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005.

Patrick Waddell has been a portfolio manager with Geode since July 2006. He has served as a portfolio manager of the fund since July 2006, as well as for other registered investment companies. Prior to July 2006, Mr. Waddell was an assistant portfolio manager with Geode since 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity from December 1997 to February 2004 where he worked as a senior portfolio assistant for over two years.

Lou Bottari has been an assistant portfolio manager with Geode since May 2008. He serves as an assistant portfolio manager of the funds, which he has managed since January 2009. He also serves as an assistant portfolio manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity in 1991 and served as an assistant portfolio manager with Pyramis Global Advisors from 2005 to 2008.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Adams, Kaufmann, Simon, Waddell, and Bottari.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of the fund with certain exceptions.

The fund's annual management fee rate is 0.07% of its average net assets.

FMR pays FMRC for providing sub-advisory services.

FMR pays Geode for providing investment management services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended August 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Prospectus

Fund Services - continued

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Each of Investor Class and Fidelity Advantage Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class and Fidelity Advantage Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including banks, broker-dealers, retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class and Fidelity Advantage Class. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the past 5 years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Spartan 500 Index - Investor Class

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.10	$ 47.20	$ 49.94	$ 45.45	$ 42.68
Income from Investment Operations
Net investment income (loss) B	.75	.95	.99	.88	.77
Net realized and unrealized gain (loss)	13.12	(21.09)	(2.71)	4.47	2.75
Total from investment operations	13.87	(20.14)	(1.72)	5.35	3.52
Distributions from net investment income	(.78)	(.96)	(.97)	(.86)	(.75)
Distributions from net realized gain	-	-	(.05)	-	-
Total distributions	(.78)	(.96)	(1.02)	(.86)	(.75)
Net asset value, end of period	$ 39.19	$ 26.10	$ 47.20	$ 49.94	$ 45.45
Total Return A	53.68%	(43.35)%	(3.66)%	11.90%	8.36%
Ratios to Average Net Assets C,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.09%	.09%	.09%
Net investment income (loss)	2.14%	2.36%	1.90%	1.87%	1.79%
Supplemental Data
Net assets, end of period (in millions)	$ 23,666	$ 11,363	$ 20,102	$ 22,206	$ 20,619
Portfolio turnover rate D	11% F	8%	7%	7%	6%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G For the year ended February 29.

Prospectus

Spartan 500 Index - Fidelity Advantage Class

Years ended February 28,	2010	2009	2008 J	2007	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.11	$ 47.20	$ 49.94	$ 45.45	$ 42.01
Income from Investment Operations
Net investment income (loss) D	.77	.96	1.00	.90	.33
Net realized and unrealized gain (loss)	13.10	(21.08)	(2.70)	4.46	3.33
Total from investment operations	13.87	(20.12)	(1.70)	5.36	3.66
Distributions from net investment income	(.79)	(.97)	(.99)	(.87)	(.22)
Distributions from net realized gain	-	-	(.05)	-	-
Total distributions	(.79)	(.97)	(1.04)	(.87)	(.22)
Net asset value, end of period	$ 39.19	$ 26.11	$ 47.20	$ 49.94	$ 45.45
Total Return B,C	53.67%	(43.31)%	(3.63)%	11.93%	8.73%
Ratios to Average Net Assets E,H
Expenses before reductions	.07%	.07%	.07%	.07%	.07% A
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07% A
Expenses net of all reductions	.07%	.07%	.06%	.06%	.07% A
Net investment income (loss)	2.17%	2.39%	1.92%	1.89%	1.96% A
Supplemental Data
Net assets, end of period (in millions)	$ 12,455	$ 3,667	$ 6,304	$ 5,088	$ 3,425
Portfolio turnover rate F	11% I	8%	7%	7%	6%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 14, 2005 (commencement of sale of shares) to February 28, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the year ended February 29.

Prospectus

Appendix - continued

Additional Information about the Index

S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The product is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the product to be issued or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the product.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-05251

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Spartan, Fidelity Advantage, Fidelity Investments &(Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.

Geode is a registered trademark of Geode Capital Management, LLC.

The third party marks appearing above are the marks of their respective owners.

1.768903.109 UEI-pro-0410

Fidelity Congress Street Fund

Fidelity Exchange Fund

Spartan 500 Index Fund

(A Fund of Fidelity Concord Street Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2011

This Statement of Additional Information (SAI), relates to the proposed acquisition of Fidelity Congress Street Fund and Fidelity Exchange Fund, by Spartan 500 Index Fund, a fund of Fidelity Concord Street Trust. This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement which relates to the Reorganization. As described in the Proxy Statement, Spartan 500 Index Fund will acquire all of the assets of Fidelity Congress Street Fund and Fidelity Exchange Fund and assume all of Fidelity Congress Street Fund's and Fidelity Exchange Fund's liabilities, in exchange solely for shares of beneficial interest in Spartan 500 Index Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

  The Prospectus of Spartan 500 Index Fund dated April 29, 2010, which was previously filed via EDGAR (Accession No. 0000718891-10-000005).
  The Supplement to the Prospectus of Spartan 500 Index Fund dated February 1, 2011, which was previously filed via EDGAR (Accession No. 0000035348-11-000002).
  The Statement of Additional Information of Spartan 500 Index Fund dated April 29, 2010, which was previously filed via EDGAR (Accession No. 0000718891-10-000005).
  The Supplement to the Statement of Additional Information of Spartan 500 Index Fund dated February 1, 2011, which was previously filed via EDGAR (Accession No. 0000035348-11-000002).
  Part A of the Registration Statement of Fidelity Congress Street Fund dated February 26, 2010, which was previously filed via EDGAR (Accession No. 0000722574-10-000081).
  Part B of the Registration Statement: Statement of Additional Information of Fidelity Congress Street Fund dated February 26, 2010, which was previously filed via EDGAR (Accession No. 0000722574-10-000081).
  Part A of the Registration Statement of Fidelity Exchange Fund dated February 26, 2010, which was previously filed via EDGAR (Accession No. 0000795422-10-000008).
  Part B of the Registration Statement: Statement of Additional Information of Fidelity Exchange Fund dated February 26, 2010, which was previously filed via EDGAR (Accession No. 0000795422-10-000008).
  The Financial Statements included in the Annual Report of Spartan 500 Index Fund for the fiscal year ended February 28, 2010, which was previously filed via EDGAR (Accession No. 0000819118-10-000002).
  The Unaudited Financial Statements included in the Semiannual Report of Spartan 500 Index Fund for the fiscal period ended August 31, 2010 which was previously filed via EDGAR (Accession No. 0000880195-10-000190).
  The Financial Statements included in the Annual Report of Fidelity Congress Street Fund for the fiscal year ended December 31, 2009, which was previously filed via EDGAR (Accession No. 0000722574-10-000074).
  The Unaudited Financial Statements included in the Semiannual Report of Fidelity Congress Street Fund for the fiscal period ended June 30, 2010 which was previously filed via EDGAR (Accession No. 0000722574-10-000199).
  The Financial Statements included in the Annual Report of Fidelity Exchange Fund for the fiscal year ended December 31, 2009, which was previously filed via EDGAR (Accession No. 0000722574-10-000076).
  The Unaudited Financial Statements included in the Semiannual Report of Fidelity Exchange Fund for the fiscal period ended June 30, 2010 which was previously filed via EDGAR (Accession No. 0000722574-10-000200).

PRO FORMA FINANCIAL STATEMENTS

The pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared and included in this Form N-14 because, as of October 31, 2010, the net asset value of Fidelity Congress Street Fund or Fidelity Exchange Fund do not exceed ten percent (10%) of the net asset value of Spartan 500 Index Fund.

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(a) (1) Amended and Restated Declaration of Trust, dated September 19, 2001, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 36.

(2) Amendment to the Declaration of Trust, dated February 16, 2005, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 43.

(b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(3) Not applicable.

(4) Form of Agreement and Plan of Reorganization is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles III, VIII, and XI of the Amended and Restate Declaration of Trust, dated September 19, 2001, are incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 36; Article XII of the Amendment to the Declaration of Trust, dated February 16, 2005, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 43; and Articles IV and VI of the Bylaws of the Trust, as amended June 14, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(6) (1) Amended and Restated Management Contract, dated October 1, 2005, between Spartan U.S. Equity Index Fund (currently known as Spartan 500 Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 57.

(2) Amended and Restated Management Contract, dated October 1, 2005, between Spartan Total Market Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 57.

(3) Amended and Restated Management Contract, dated October 1, 2005, between Spartan Extended Market Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 57.

(4) Amended and Restated Management Contract, dated October 1, 2005, between Spartan International Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 57.

(5) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan U.S. Equity Index Fund (currently known as Spartan 500 Index Fund), is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 34.

(6) Sub-Advisory Agreement, dated August 4, 2003, between Fidelity Management & Research Company and Geode Capital Management, LLC, on behalf of Spartan U.S. Equity Index Fund (currently known as Spartan 500 Index Fund), is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 40.

(7) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Total Market Index Fund, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 34.

(8) Sub-Advisory Agreement, dated August 4, 2003, between Fidelity Management & Research Company and Geode Capital Management, LLC, on behalf of Spartan Total Market Index Fund, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 40.

(9) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Extended Market Index Fund, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 34.

(10) Sub-Advisory Agreement, dated August 4, 2003, between Fidelity Management & Research Company and Geode Capital Management, LLC, on behalf of Spartan Extended Market Index Fund, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 41.

(11) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan International Index Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 34.

(12) Sub-Advisory Agreement, dated August 4, 2003, between Fidelity Management & Research Company and Geode Capital Management, LLC, on behalf of Spartan International Index Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 40.

(7) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Spartan U.S. Equity Index Fund (currently known as Spartan 500 Index Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 51.

(2) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Spartan Total Market Index Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 51.

(3) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Spartan Extended Market Index Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 51.

(4) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Spartan International Index Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 51.

(8) Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Equity and High Income Funds effective as of September 15, 1995, as amended and restated through January 1, 2010, is incorporated herein by reference to Exhibit (f) of Fidelity Select Portfolio's (File No. 002-69972) Post-Effective Amendment No. 90.

(9) (1) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and the Registrant is incorporated herein by reference to Exhibit (g)(3) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(2) Appendix A, dated September 25, 2009, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as Mellon Bank, N.A.) and the Registrant is incorporated herein by reference to Exhibit (g)(9) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 89.

(3) Appendix B, dated October 30, 2009, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as Mellon Bank, N.A.) and the Registrant is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 59.

(4) Fidelity Group Repo Custodian Agreement among The Bank of New York (currently known as The Bank of New York Mellon), J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(5) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(6) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(7) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(8) Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(9) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(10) Schedule A-1, Part I and Part IV dated December 2008, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit (g)(10) of Fidelity Trend Fund's (File No. 002-15063) Post-Effective Amendment No. 122.

(10) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Equity Index Fund (currently known as Spartan 500 Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 45.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Total Market Index Fund: Investor Class is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 45.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Extended Market Index Fund: Investor Class is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 45.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan International Index Fund: Investor Class is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 45.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Equity Index Fund (currently known as Spartan 500 Index Fund): Fidelity Advantage Class is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 45.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Total Market Index Fund: Fidelity Advantage Class is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 45.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Extended Market Index Fund: Fidelity Advantage Class is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 45.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan International Index Fund: Fidelity Advantage Class is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 45.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Total Market Index Fund: Class F is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 56.

(10) Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Spartan Index Funds , dated January 23, 2010, on behalf of the Registrant, is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 58.

(11) Schedule A (Equity), dated January 23, 2010, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Spartan Index Funds, dated January 23, 2010, on behalf of the Registrant, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 58.

(11) Opinion and consent of counsel Dechert LLP, as to the legality of shares being registered is incorporated herein by reference to Exhibit 11 of Fidelity Concord Street Trust's Registration Statement on Form N-14, filed on December 2, 2010 (Accession Number 0000354046-10-000042).

(12) Opinion and Consent of counsel Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP, dated January 31, 2011, is filed herein as Exhibit 14.

(15) Not applicable.

(16) Power of Attorney, dated February 1, 2011, is filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No.1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 1st day of February 2011.

Fidelity Concord Street Trust
	By	/s/Kenneth B. Robins
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kenneth B. Robins, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kenneth B. Robins		President and Treasurer	February 1, 2011
Kenneth B. Robins		(Principal Executive Officer)

/s/Christine Reynolds		Chief Financial Officer	February 1, 2011
Christine Reynolds		(Principal Financial Officer)

/s/James C. Curvey	*	Trustee	February 1, 2011
James C. Curvey

/s/Dennis J. Dirks	*	Trustee	February 1, 2011
Dennis J. Dirks

/s/Alan J. Lacy	*	Trustee	February 1, 2011
Alan J. Lacy

/s/Ned C. Lautenbach	*	Trustee	February 1, 2011
Ned C. Lautenbach

/s/Joseph Mauriello	*	Trustee	February 1, 2011
Joseph Mauriello

/s/Ronald P. O'Hanley	*	Trustee	February 1, 2011
Ronald P. O'Hanley

/s/Cornelia M. Small	*	Trustee	February 1, 2011
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	February 1, 2011
William S. Stavropoulos

/s/David M. Thomas	*	Trustee	February 1, 2011
David M. Thomas

/s/Michael E. Wiley	*	Trustee	February 1, 2011
Michael E. Wiley
*	By:	/s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated February 1, 2011 and filed herewith.